                                                                     EXHIBIT 4.1


    Number                                                            Shares


                     [NEOGENESIS PHARMACEUTICALS, INC. LOGO]


                        NEOGENESIS PHARMACEUTICALS, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



COMMON STOCK                                                        COMMON STOCK
                                                               CUSIP 64049Q 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

NEOGENESIS PHARMACEUTICALS, INC. (the "Corporation") transferable upon the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now in effect or hereafter amended. This Certificate is not valid unless and until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.


Dated:

[seal of NeoGenesis Pharmaceuticals, Inc.]          /s/ David M. Hunter              /s/ Allen H. Michels
                                                        Vice President-Finance,          Chairman
                                                        Chief Financial Officer
                                                        and Treasurer

                        NEOGENESIS PHARMACEUTICALS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A STATEMENT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH SUCH CLASS AND SERIES.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                  UNIF GIFT MIN ACT -  .............Custodian............
TEN ENT -  as tenants by the entireties                               (cust)                     (Minor)
JT TEN -   as joint tenants with                                      under Uniform Gifts to Minors
           right of survivorship and                                  Act...............................
           not as tenants in common                                                 (State)
COM PROP - as community property

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

For value received,____________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer such shares on the books of the within named Corporation with full power of substitution in the premises.

Dated,
       ------------------------         ----------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                                MUST CORRESPOND WITH THE NAME
                                                AS WRITTEN UPON THE FACE OF THIS
                                                CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATION OR
                                                ENLARGEMENT, OR ANY CHANGE
                                                WHATEVER.


                                     -------------------------------------------
SIGNATURE(S) GUARANTEED:             THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.